Exhibit 99.2

 NOVEMBER 4, 2021  Q3 2021 EARNINGS CONFERENCE CALL  Listen-Only dial-in numbers:(844) 220-4970 (domestic)(262) 558-6349 (international)Conference ID: 1381614  Conference Call Replay:(855) 859-2056 (domestic)(404) 537-3406 (international)Conference ID: 1381614

 SAFE HARBOR STATEMENT  Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations, including the impact of a global pandemic or national epidemic. Any references to organic growth exclude the effects of prior year restructuring costs, impairment of assets held for sale, foreign currency fluctuations, acquisitions and divestitures, unless otherwise noted. This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release that is posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.  2

STRONG THIRD QUARTER PERFORMANCE SUPPORTS FULL-YEAR OUTLOOK

Third Quarter 2021 Highlights

- **Adjusted Sales increased 12% overall**
  - A&D markets up 15%; Commercial markets up 6%
- **Adjusted Operating Income up 12%; Adjusted Operating Margin of 17.5%**
  - Strong profitability driven by sales growth in all segments
  - Continue to invest strategically
- **Adjusted EPS of $1.88 exceeded expectations**
- **Adjusted FCF grew 76% to $97M; 127% FCF conversion**
- **Strong 13% growth in New Orders; Book-to-bill > 1.0x**

Recent News and FY 2021 Guidance

- **Expanded share repurchase authorization by $400M; Completed $200M opportunistic program**
  - Remain on track to complete $250M in repurchases in 2021; Expect to repurchase approximately 2.0M total shares
  - $350M open repurchase authorization remaining
- **Maintained full-year guidance for Sales, Operating Income, Operating Margin and FCF**
- **Raised bottom end of Adjusted EPS range**
  - Now $7.20 - $7.35, up 9% - 12%
  - Tightening range, despite global supply chain disruptions

Notes:
- Third quarter 2021 Adjusted results and full-year 2021 Adjusted guidance exclude our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited and our German valves business which was classified as held for sale, both in the fourth quarter of 2020 impacting both periods; one-time inventory step-up, backlog amortization and transaction costs in both periods associated with acquisitions; one-time costs associated with the relocation of our DRG business in the Naval & Power segment, and restructuring costs in the prior year period. Full-year 2021 Adjusted guidance also excludes a one-time pension settlement charge related to the retirement of two former executives (within non-operating income).

CURTISS-WRIGHT
Q3 2021 Earnings Presentation 3

THIRD QUARTER 2021 FINANCIAL REVIEW

($ in millions)	Q3'21 Adjusted	Q3'20 Adjusted	Chg vs. Q3'20	Key Drivers
Aerospace & Industrial	$196	$172	*14%*	▪ Strong sales growth in commercial aerospace (OEM / AM) and general industrial (vehicles)
Defense Electronics	$183	$149	*22%*	▪ Strong contribution from PacStar acquisition in ground defense ▪ Solid growth on helicopter platforms more than offset by timing on fighter jets and UAVs
Naval & Power	$235	$229	*3%*	▪ Strong growth in naval defense (Virginia-class submarine and CVN-81 aircraft carrier platforms) ▪ Solid growth in process market (O&G)
Total Sales	**$614**	**$550**	***12%***	
Aerospace & Industrial *Margin*	$31 *15.7%*	$23 *13.3%*	*34%* *240 bps*	▪ Favorable absorption on strong organic sales growth ▪ Benefits of prior year restructuring initiatives
Defense Electronics *Margin*	$42 *23.2%*	$39 *25.9%*	*9%* *(270 bps)*	▪ Profitability reflects favorable mix on defense electronics revenues, offset by higher investments in R&D and unfavorable FX ▪ PacStar acquisition accretive to operating income, but dilutive to operating margin
Naval & Power *Margin*	$44 *18.6%*	$42 *18.4%*	*4%* *20 bps*	▪ Favorable absorption on higher naval defense revenues ▪ Benefits of prior year restructuring initiatives
Corporate and Other	($9)	($8)	(21%)	▪ Higher Corporate costs
Total Op. Income ***CW Margin***	**$108** ***17.5%***	**$96** ***17.4%***	***12%*** ***10 bps***	**Q3'21 results include $4M incrementally higher investments in R&D (70 bps impact)**

CURTISS-WRIGHT

Notes: Amounts may not add down due to rounding. Third quarter 2021 Adjusted results exclude (i) our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited and our German valves business which was classified as held for sale, both in the fourth quarter of 2020 impacting both periods; (ii) first year purchase accounting costs in both periods associated with acquisitions; and (iii) one-time costs associated with the relocation of our DRG business in the Naval & Power segment, and restructuring costs, which impacted the prior year period.

Q3 2021 Earnings Presentation 4

2021E END MARKET SALES GROWTH (Guidance as of November 3, 2021)

	2021E Growth vs 2020 (Current)	2021E % Sales	2021 Key Drivers
Aerospace Defense	2% - 4%	19%	▪ Favorable growth on fighter jets and helicopter programs (C5ISR)
Ground Defense	100% - 105%	9%	▪ Contribution from PacStar acquisition (HSD growth rate)
Naval Defense	0% - 2%	28%	▪ Solid growth on aircraft carriers offset by timing of submarine revenues ▪ Long-term growth trend intact following 22% increase in 2020
Commercial Aero	Flat	10%	▪ Core OEM and Aftermarket stabilizing; Narrowbody sales improving in H2
Total A&D Markets	**7% - 9%**	**66%**	
Power & Process	1% - 3%	18%	▪ Higher U.S. nuclear aftermarket mainly offset by winding down on CAP1000 program ▪ Strong growth in valves sales to process market
General Industrial	15% - 17%	15%	▪ Strong rebound in industrial markets, led by on- and off-highway vehicles
Total Commercial Markets	**6% - 8%**	**34%**	**Growing backlog across Commercial markets**
Total Curtiss-Wright	**7% - 9%**	**100%**	**Organic growth up 2% - 4%**

Notes: Amounts may not add down due to rounding. Full-year 2021 Adjusted sales guidance excludes our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited, as well as our German valves business which was classified as held for sale, both in the fourth quarter of 2020.

CURTISS-WRIGHT
Q3 2021 Earnings Presentation 5

2021E FINANCIAL OUTLOOK (Guidance as of November 3, 2021)

($ in millions)	2021E Adjusted [1] (Current)	2021E Change vs 2020 Adjusted [1,2]	
Aerospace & Industrial	$760 - 775	*3% - 5%*	▪ Strong rebound in general industrial markets ▪ Commercial aerospace market stabilizing
Defense Electronics	$745 - 760	*22% - 24%*	▪ Higher A&D sales driven by strong backlog; Caution remains on supply chain ▪ PacStar contributing HSD revenue growth
Naval & Power	$960 - 980	*1% - 3%*	▪ Solid growth on aircraft carriers partially offset by timing of Virginia class submarines ▪ Higher nuclear aftermarket and process sales partially offset by winding down on CAP1000 program
Total Sales	**$2,465 - 2,515**	***7% - 9%***	**Organic growth up 2% - 4%**
Aerospace & Industrial Margin	$115 - 118 15.1% - 15.3%	*17% - 21%* *180 - 200 bps*	▪ Strong absorption on higher sales; Segment profitability exceeding 2019 levels ▪ Benefit of prior year restructuring savings and pricing initiatives to mitigate supply chain headwinds
Defense Electronics Margin	$159 - 164 21.3% - 21.5%	*10% - 13%* *(210 - 230 bps)*	▪ Benefit of higher A&D sales (weighted to Q4) ▪ PacStar acquisition accretive to operating income, but dilutive to operating margin ▪ $8M YOY increase in R&D investments
Naval & Power Margin	$174 - 179 18.2% - 18.3%	*2% - 5%* *20 - 30 bps*	▪ Benefit of prior year restructuring savings ▪ Improved segment profitability despite unfavorable mix on lower CAP1000 program revenues
Corporate and Other	($37 - 39)	*~ Flat*	
Total Op. Income **CW Margin**	**$411 - 421** **16.7% - 16.8%**	***9% - 12%*** ***+40 - 50 bps***	**Strong margin expansion; $12M YOY increase in R&D (40 bps)**

Note: Amounts may not add down due to rounding.
2020 financial results and 2021 Adjusted guidance exclude our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited, as well as our German valves business which was classified as held for sale, both in the fourth quarter of 2020.
1) 2021 Adjusted financials exclude first year purchase accounting costs associated with acquisitions.
2) 2020 Adjusted results exclude restructuring costs, first year purchase accounting costs associated with acquisitions, a non-cash impairment of capitalized development costs related to a commercial aerospace program, and one-time transition and IT security costs related to the relocation of the DRG business.

CURTISS-WRIGHT
Q3 2021 Earnings Presentation 6

2021E FINANCIAL OUTLOOK (Guidance as of November 3, 2021)

Updated (in blue)

($ in millions, except EPS)	2021E Adjusted [(1)] (Prior)	2021E Adjusted [(1)] (Current)	
Total Operating Income[(2)]	**$411 - 421**	**$411 - 421**	**Solid growth, up 9% - 12%**
Other Income	$16 - 17	$16 - 17	
Interest Expense	~($41)	($40 - 41)	
Effective Tax Rate	24%	24%	
Diluted EPS[(2)]	**$7.15 - 7.35**	**$7.20 - 7.35**	**Solid growth, up 9% - 12%, includes incremental R&D ($0.22)**
Diluted Shares Outstanding	41.1	41.0	▪ Benefit of $250 million in share repurchases
Free Cash Flow	**$330 - 360**	**$330 - 360**	**Maintain solid FCF generation following record 2020**
Free Cash Flow Conversion	~116%	~116%	▪ Remain above 110% long-term target
Capital Expenditures	$50 - 60	$50 - 60	▪ Return to normal discretionary spending
Depreciation & Amortization	$115 - 125	$115 - 125	

Notes: Amounts may not add down due to rounding. 2020 financial results and 2021 Adjusted guidance exclude our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited, as well as our German valves business which was classified as held for sale, both in the fourth quarter of 2020. Free Cash Flow is defined as net cash provided by operating activities less capital expenditures. FCF Conversion is calculated as free cash flow divided by net earnings. Adjusted FCF Conversion is calcubted as adjusted free cash flow divided by adjusted net earnings.

1) 2021 Adjusted financials are defined as Reported Operating Income, Operating Margin, Net Income and Diluted EPS under GAAP excluding first year purchase accounting costs associated with acquisitions, and a one-time, $3 million pension settlement charge related to the retirement of two former executives (within other income, net).
2) 2020 Adjusted results exclude restructuring costs, first year purchase accounting costs associated with acquisitions, a non-cash impairment of capitalized development costs related to a commercial aerospace program, one-time transition and IT security costs related to the relocation of the DRG business, and a $10 million non-cash currency translation loss (within non-operating income) related to the liquidation of a foreign legal entity.

CURTISS-WRIGHT

Q3 2021 Earnings Presentation 7

     Revenue Growth  Adj. Operating Margin   Adj. Diluted EPS  Robust FCF Generation  7% - 9%   16.7% - 16.8%  $7.20 - 7.35  $330 - 360M  REMAIN ON TRACK TO DELIVER PROFITABLE GROWTH IN 2021  8  Solid growth in Operating Income, up 9% - 12%Operating Margin Expansion of 40 - 50 bpsSavings generated by prior year restructuring actionsIncrease in YOY R&D investments ($12M or 40 bps)  Organic growth 2% - 4%A&D Markets up 7% - 9%, including PacStarCommercial Markets up 6% - 8%  Maintain disciplined capital allocation strategyAcquisitions remain a top priorityReturn to normal discretionary spending (Cap Ex ~2% of Sales)Targeting 9th consecutive year >100% conversion  Strong growth of 9% - 12%Raised bottom end of rangeIncrease in YOY R&D investments ($0.22)Expect minimum $250M in share repurchases  Key takeaways

 Appendix  9

 NON-GAAP FINANCIAL RESULTS  The company reports its financial performance in accordance with accounting principles generally accepted in the United States of America ("GAAP"). This press release refers to "Adjusted" amounts, which are Non-GAAP financial measures described below. We utilize a number of different financial measures in analyzing and assessing the overall performance of our business, and in making operating decisions, forecasting and planning for future periods. We consider the use of the non-GAAP measures to be helpful in assessing the performance of the ongoing operation of our business. We believe that disclosing non-GAAP financial measures provides useful supplemental data that, while not a substitute for financial measures prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance.  The Company’s presentation of its financials and guidance includes an Adjusted (non-GAAP) view that excludes (i) the results of a build-to-print actuation product line supporting the Boeing 737 MAX program which we exited and a German valves business classified as held for sale, both in the fourth quarter of 2020; (ii) significant restructuring costs in 2020 associated with its operations, including one-time actions taken in response to COVID-19; (iii) a non-cash impairment of capitalized development costs related to a commercial aerospace program in the prior period; (iv) first year purchase accounting costs in both periods associated with acquisitions, including one-time inventory step-up, backlog amortization, deferred revenue adjustments and transaction costs; and (v) one-time transition and IT security costs, and capital investments, specifically associated with the relocation of the DRG business in the Naval & Power segment in the prior period. Transition costs include relocation of employees and equipment as well as overlapping facility and labor costs associated with the relocation. We believe this Adjusted view will provide improved transparency in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers. Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished within this presentation and in the earnings press release.Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished with this presentation. All per share amounts are reported on a diluted basis. The following definitions are provided: Adjusted Sales, Operating Income, Operating Margin, Net Earnings and Diluted EPSThese Adjusted financials are defined as Reported Sales, Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share (EPS) under GAAP excluding: (i) the impact of first year purchase accounting costs in both periods associated with acquisitions, specifically one-time inventory step-up, backlog amortization, deferred revenue adjustments and transaction costs; (ii) one-time transition and IT security costs associated with the relocation of a business in the prior year period; (iii) the non-cash impairment of capitalized development costs related to a commercial aerospace program in the prior year period; (iv) significant restructuring costs in 2020 associated with its operations, (v) a build-to-print actuation product line supporting the Boeing 737 MAX program which we exited, and (vi) the results of a German valves business classified as held for sale in the fourth quarter of 2020.Free Cash Flow and Free Cash Flow ConversionThe Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as net cash provided by operating activities less capital expenditures. Adjusted free cash flow for 2020 excludes: (i) a capital investment in the Naval & Power segment related to the new, state-of-the-art naval facility principally for DRG; (ii) a voluntary contribution to the Company’s corporate defined benefit pension plan made in the first quarter of 2020; and (iii) the cash impact from restructuring in 2020. The Corporation discloses adjusted free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as adjusted free cash flow divided by adjusted net earnings.   10

THIRD QUARTER 2021 END MARKET SALES GROWTH

	Q3'21 Change	% of Total Sales
Aerospace Defense	(5%)	19%
Ground Defense	174%	9%
Naval Defense	6%	29%
Commercial Aero	23%	11%
Total Aerospace & Defense Markets	**15%**	**68%**
Power & Process	(3%)	17%
General Industrial	18%	15%
Total Commercial Markets	**6%**	**32%**
Total Curtiss-Wright	**12%**	**100%**

Key Drivers

Aerospace & Defense Markets: 4% Organic Growth

- **Aerospace Defense:** Lower defense electronics revenue on UAVs and fighter jet programs (timing), partially offset by higher sales on helicopter programs
- **Ground Defense:** Higher tactical battlefield communications equipment revenues (PacStar)
- **Naval Defense:** Higher revenues on Virginia-class submarine and CVN-81 aircraft carrier platforms
- **Commercial Aerospace:** Higher sales of sensors and flight test equipment on narrowbody platforms

Commercial Markets: 5% Organic Growth

- **Power & Process:** Improved valves sales to process markets (oil & gas), more than offset by lower power generation revenues (winding down on CAP1000)
- **General Industrial:** Strong growth for industrial vehicles products (on- and off-highway, and specialty vehicles) driven by economic rebound

Notes: Percentages in chart relate to Third Quarter 2021 Adjusted sales compared to the prior year quarter. Amounts may not add due to rounding.

CURTISS-WRIGHT
Q3 2021 Earnings Presentation 11

2021E END MARKET SALES WATERFALL (as of November 3, 2021)

FY'21 Guidance:
Overall UP 7 - 9%
A&D Markets UP 7 - 9%
Comm'l Markets UP 6 - 8%

Total 2021 CW End Markets
$2.465B - 2.515B

Aerospace & Defense Markets
66% — $1.65B

- **Naval** — 28%
  Pumps / Valves / Steam Turbines (Nuclear naval propulsion)
- **Aerospace** — 19%
  Embedded computing, sensors
- **Ground** — 9%
  Tactical battlefield communications
- **Commercial Aerospace** — 10%
  - **OEM** — ~85%
    50% Narrowbody / 50% Widebody
    Linked to Boeing/Airbus production
  - **AM** — ~15%
    Principally Repair and Overhaul

Commercial Markets
34% — $0.8B

- **Power & Process** — 18%
  - **Nuclear** — ~65%
    Aftermarket (Operating Reactors) & New Build (AP1000, SMRs)
  - **Process** — ~35%
    Severe-service valve applications for various markets
- **General Industrial** — 15%
  - **Industrial Vehicles** — ~65%
    On/Off-Highway Commercial and Specialty Vehicles
  - **Industrial Automation and Services** — ~35%
    Electromechanical actuation and Surface Treatment Services

Note: Amounts may not add down due to rounding.
- Power & Process market sales concentrated in Naval & Power segment
- General Industrial sales concentrated in Aerospace & Industrial segment

CURTISS-WRIGHT
Q3 2021 Earnings Presentation 12

NON-GAAP RECONCILIATIONS – Q3 2021 RESULTS  (In millions, except EPS)   Q3-2021  Q3-2020   Change  Net sales  $ 620.6  $ 571.6  9%  Adjustments (1)   (6.8)   (21.7)    Adjusted net sales  $ 613.8  $ 549.9   12%  Reported operating income (GAAP)  $ 97.7  $ 84.6  15%  Adjustments (1)   9.9   11.2    Adjusted operating income (Non-GAAP)  $ 107.5  $ 95.8   12%  Adjusted operating margin (Non-GAAP)   17.5%  17.4%  10 bps  Reported net earnings (GAAP)  $ 69.7  $ 64.6   8%  Adjustments, net of tax (1)   7.1   9.5    Adjusted net earnings (Non-GAAP)  $ 76.8  $ 74.1  4%   Reported diluted EPS (GAAP)  $ 1.70  $ 1.55   10%  Adjustments, net of tax (1)   0.17   0.23    Adjusted diluted EPS (Non-GAAP)  $ 1.88  $ 1.77  6%  Amounts may not add due to rounding.(1) Third quarter 2021 and 2020 Adjusted results exclude our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited and our German valves business which was classified as held for sale, both in the fourth quarter of 2020 impacting both periods; one-time inventory step-up, backlog amortization and transaction costs in both periods associated with acquisitions; and a non-cash impairment of capitalized development costs related to a commercial aerospace program, one-time costs associated with the relocation of our DRG business in the Naval & Power segment, and restructuring costs in the prior year period.  13

 NON-GAAP RECONCILIATION – ORGANIC RESULTS  Note: Amounts may not add due to roundingOrganic Sales and Organic Operating Income: The Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic sales and organic operating income are defined as sales and operating income excluding the impact of prior year restructuring costs, impairment of assets held for sale, foreign currency fluctuations and contributions from acquisitions made during the last twelve months.  14

 NON-GAAP RECONCILIATION – 2020 VS 2021 (ADJUSTED)  15